UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2025

Welsis Corp.
.(Exact name of registrant as specified in its charter)

Wyoming	333-261614	98-1620699
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 E Cathedral Rd. Ste 45 PMB 405 Philadelphia, PA	19128
(Address of principal executive offices)	(Zip Code)

212-552-8991 (Registrant’s telephone number, including area code)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01. Change in Registrant’s Certifying Accountant.

(a) Dismissal of Former Independent Registered Public Accounting Firm

On January 6, 2025, the Board of Directors of WelsisCorp. (the “Company”) approved the dismissal of Mercurius & Associates LLP (“MAS”) as the Company’s independent registered public accounting firm, effective immediately.

MAS’s review on the Company’s financial statements as of and for the interim period ended June 30, 2024 and there were no opinions issued.

In connection with the reviews of the Company's consolidated financial statements for the interim period through endedJune 30, 2024, there were no disagreements with MASon any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of MAS, would have caused MASto make reference to the matter in their report. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the interim period ended June 30, 2024.

In accordance with Item 304(a)(3) of Regulation S-K, on January 6, 2025, the Company provided MASwith a copy of the foregoing disclosures and requested that MASprovide a letter addressed to the SEC stating whether it agrees with such disclosures. A copy of MAS’sletter dated January 11, 2025 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

On January 6, 2025, the Board of Directors of the Company approved the appointment of Boladale Lawal & Co. (“BWL”) as the Company’s new independent registered public accounting firm for the fiscal year ending September 30, 2024. During the Company’s two most recent fiscal years September 30, 2023 and 2022, and in the subsequent interim period through June30, 2024, neither the Company nor anyone acting on its behalf consulted with BWLwith respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of the Company, and no written report or oral advice was provided by BWLto the Company that BWLconcluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

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ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Mercurius & Associates LLP, dated January 11, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bigeon Corp.

Dated: January 14, 2025	By:	/s/ Kwok Boon Kit
	Name:	Kwok Boon Kit
	Title:	Chief Executive Officer Chief Financial Officer

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